UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2018

FUSION CONNECT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32421	58-2342021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718 New York, NY	10170
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 201-2400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

With the acquisitions of Birch Communications and MegaPath now completed, on August 13, 2018, Kevin M. Dotts notified Fusion Connect, Inc. (the “Company”), that he intends to resign as Executive Vice President, Chief Financial Officer and Principal Accounting Officer of the Company effective August 24, 2018 in order to pursue an opportunity outside the industry. Mr. Dotts confirmed that his resignation did not result from a disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including its controls or financial related matters.

On August 13, 2018, the Board of Directors of the Company appointed Keith Soldan, the Company’s Vice President, Finance, as Acting Chief Financial Officer and Principal Accounting Officer, effective as of the date of Mr. Dotts' resignation. Mr. Soldan, age 41, joined the Company in May 2018 as Vice President, Finance through the acquisition of Birch where he served as Vice President, Corporate Finance and Accounting since March 2017. Prior to joining Birch Communications in March 2017, Mr. Soldan served as Vice President, Corporate Controller for Internap from March 2016 to March 2017 and as its Vice President Corporate Finance from March 2014 to March 2016. Prior to joining Internap in March 2014, Mr. Soldan worked at EarthLink from July 2005 through April 2014 where he held various positions including Senior Director/Divisional Chief Financial Officer. Mr. Soldan is a Certified Public Accountant.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Soldan and any of the Company’s executive officers or directors or persons nominated or chosen to become a director or executive officer. There is no arrangement or understanding between Mr. Soldan and any other person pursuant to which Mr. Soldan is to be appointed as Acting Chief Financial Officer or Principal Accounting Officer. There are no transactions in which Mr. Soldan has an interest requiring disclosure under Item 404(a) of Regulation S-K.

No new compensatory or severance arrangements were entered into in connection with Mr. Soldan’s appointment as Acting Chief Financial Officer and Chief Accounting Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

FUSION CONNECT, INC.

August 14, 2018	By:	/s/ James P. Prenetta, Jr.
James P. Prenetta, Jr.
EVP and General Counsel

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